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                                                           EXHIBIT 23.1




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 6, 1996 included in Griffon Corporation's Form 10-K for the year ended September 30, 1996 and to all references as to our Firm included in this registration statement.


                                     /s/ Arthur Anderson LLP
                                     -----------------------
                                         ARTHUR ANDERSON LLP


February 7, 1997
Roseland, New Jersey




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